Exhibit 10.18

EXECUTION VERSION

FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “First Amendment”), dated as of May 11, 2010, among SMART TECHNOLOGIES ULC (the “Borrower”), SMART TECHNOLOGIES INC. (f/k/a SMART TECHNOLOGIES (HOLDINGS) INC.) (“Holdings”), the lending institutions party to the Credit Agreement referred to below (the “Lenders”), DEUTSCHE BANK AG, CANADA BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and ROYAL BANK OF CANADA, as RC Agent (in such capacity, the “Initial RC Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent and the Initial RC Agent are parties to a First Lien Credit Agreement, dated as of August 28, 2007 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Accounting and other amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Accounting Principles” appearing therein in its entirety.

2. The definition of “GAAP” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Canada” contained therein and replacing it with “United States”.

3. Section 6.01(c) of the Credit Agreement is hereby amended by deleting therefrom (a) the “(i)” contained therein and (b) the phrase “, and (ii) the same consolidated financial statements prepared in accordance with the Accounting Principles, together with a reconciliation statement of GAAP against the Accounting Principles”.

4. Schedule 10.02 to the Credit Agreement is hereby amended by deleting the wording following “If to the Borrower:” in its entirety and inserting in lieu thereof the following:

“SMART Technologies ULC

3636 Research Road NW

Calgary, Alberta, Canada

T2L 1Y1

Attention: Kelly Schmitt

Borrower’s website: www.smarttech.com”

II.	Increase to Revolving Credit Commitments.

1. The second paragraph under the heading “Preliminary Statements” on page 1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“The Borrower has requested that simultaneously with the consummation of the Acquisition, the Lenders extend credit to the Borrower in the form of (i) Term Loans in an initial aggregate principal amount equal to $305,000,000 and (ii) Initial Revolving Credit Commitments in an initial aggregate principal amount of $45,000,000 (the “Initial Revolving Credit Facility”). In addition, the Borrower has requested that on the First Amendment Effective Date (Part II) the Lenders extend credit to the Borrower in the form of Incremental Revolving Credit Commitments in an aggregate principal amount of $55,000,000 (the “Incremental Revolving Credit Facility” and, together with the Initial Revolving Credit Facility, collectively, the “Revolving Credit Facility”). The Initial Revolving Credit Facility may include one or more Swing Line Loans and one or more Letters of Credit from time to time.”

2. The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the first paragraph thereof in its entirety and inserting in lieu thereof the following:

“Applicable Rate” means (other than in respect of Incremental Revolving Credit Loans and Incremental BA Instruments (including Drawing Fees in respect of Drafts drawn under the Incremental Revolving Credit Facility)) a percentage per annum equal to (a) until delivery of financial statements and a related Compliance Certificate for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, (i) for Eurocurrency Rate Loans that are Term Loans, 3.00%, (ii) for Base Rate Loans that are Term Loans, 2.00%, (iii) for Initial BA Instruments, 2.50%, (iv) for Canadian Prime Rate Loans that are Initial Revolving Credit Loans, 1.50%, (v) for Eurocurrency Rate Loans that are Initial Revolving Credit Loans, 2.50%, (vi) for Base Rate Loans that are Initial Revolving Credit Loans, 1.50%, (vii) for Letter of Credit fees, 2.50%, and (viii) for Initial Commitment Fees and Incremental Commitment Fees, 0.50%, and (b) thereafter, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Total Leverage Ratio	Initial BA Instruments and Letter of Credit Fees	Base Rate and Canadian Prime Rate for Initial Revolving Credit Loans	Eurocurrency Rate for Initial Revolving Credit Loans	Initial and Incremental Commitment Fee Rate	Base Rate for Term Loans	Eurocurrency Rate for Term Loans
1	>5.50:1.00	2.50%	1.50%	2.50%	0.500%	2.00%	3.00%
2	≤5.50:1.00 but >4.50:1.00	2.25%	1.25%	2.25%	0.500%	2.00%	3.00%
3	≤4.50:1.00 but >2.00:1.00	2.00%	1.00%	2.00%	0.375%	2.00%	3.00%
4	≤2.00:1.00	2.00%	1.00%	2.00%	0.375%	1.75%	2.75%

Any increase or decrease in the foregoing Applicable Rates resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a).

“Applicable Rate” in respect of Incremental Revolving Credit Loans and Incremental BA Instruments (including Drawing Fees in respect of Drafts drawn under the Incremental Revolving Credit Facility) means a percentage per annum equal to (i) for Incremental BA Instruments, 3.75%, (ii) for Canadian Prime Rate Loans that are Incremental Revolving Credit Loans, 2.75%, (iii) for Eurocurrency Rate Loans that are Incremental Revolving Credit Loans, 3.75% and (iv) for Base Rate Loans that are Incremental Revolving Credit Loans, 2.75%.

3. The definition of “Appropriate Lender” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to any Letters of Credit, (i) the relevant L/C Issuer and (ii) the Initial Revolving Credit Lenders and (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.05(a), the Initial Revolving Credit Lenders.

4. The definition of “Borrowing” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Borrowing” means an Initial Revolving Credit Borrowing, an Incremental Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.

5. The definition of “Class” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Initial Revolving Credit Lenders, Incremental Revolving Credit Lenders or Term Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Initial Revolving Credit Commitments, Incremental Revolving Credit Commitments or Term Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Initial Revolving Credit Loans, Incremental Revolving Credit Loans or Term Loans.

6. The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Commitment” means a Term Commitment, an Initial Revolving Credit Commitment or an Incremental Revolving Credit Commitment, as the context may require.

7. The definition of “Commitment Fee” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Commitment Fee” means the Initial Commitment Fee and the Incremental Commitment Fee.

8. The definition of “Facility” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Facility” means the Term Loans, the Initial Revolving Credit Facility or the Incremental Revolving Credit Facility, as the context may require.

9. The definition of “L/C Advance” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“L/C Advance” means, with respect to each Initial Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

10. The definition of “L/C Borrowing” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the applicable Honor Date or refinanced as an Initial Revolving Credit Borrowing.

11. The definition of “Lender” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer, the Swing Line Lender, each Term Lender, each Initial Revolving Credit Lender and each Incremental Revolving Credit Lender and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”.

12. The definition of “Letter of Credit Sublimit” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the aggregate amount of the Initial Revolving Credit Commitments.

13. The definition of “Loan” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, an Initial Revolving Credit Loan (including by way of Initial BA Instrument), an Incremental Revolving Credit Loan (including by way of an Incremental BA Instrument) or a Swing Line Loan (including any Incremental Term Loans and any Additional Incremental Term Loans).

14. The definition of “RC Agent” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“RC Agent” means (i) RBC, in its capacity as administrative agent for the Initial Revolving Credit Facility under the Loan Documents and (ii) DB Canada, in its capacity as administrative agent for the Incremental Revolving Credit Facility under the Loan Documents, or, in each case, any successor administrative agent for such Revolving Credit Facility appointed in accordance with Section 9.09.

15. The definition of “Revolving Credit Borrowing” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Credit Borrowing” means an Initial Revolving Credit Borrowing or an Incremental Revolving Credit Borrowing, as the case may be.

16. The definition of “Revolving Credit Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Credit Commitment” means each Initial Revolving Credit Commitment and each Incremental Revolving Credit Commitment.

17. The definition of “Revolving Credit Exposure” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Credit Exposure” means, as to each Revolving Credit Lender at any time, such Revolving Credit Lender’s Initial Revolving Credit Exposure and Incremental Revolving Credit Exposure.

18. The definition of “Revolving Credit Lender” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Credit Lender” means each Initial Revolving Credit Lender and each Incremental Revolving Credit Lender.

19. The definition of “Revolving Credit Loan” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Credit Loan” means each Initial Revolving Credit Loan and each Incremental Revolving Credit Loan.

20. The definition of “Revolving Credit Note” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Credit Note” means each Initial Revolving Credit Note and each Incremental Revolving Credit Note.

21. The definition of “Swing Line Sublimit” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Swing Line Sublimit” means an amount equal to the lesser of (a) $10,000,000 and (b) the aggregate principal amount of the Initial Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Initial Revolving Credit Commitments.

22. Section 1.01 of the Credit Agreement is hereby further amended by inserting therein in the appropriate alphabetical order the following new definitions:

“First Amendment” means the First Amendment to First Lien Credit Agreement dated as of May 11, 2010.

“First Amendment Effective Date (Part II)” has the meaning specified in the First Amendment.

“Incremental BA Instruments” means, collectively, Banker’s Acceptances, Drafts and BA Equivalent Notes, and, in the singular, any one of them, in each case issued under the Incremental Revolving Credit Facility and designated as such pursuant to Section 2.03(c)(iv).

“Incremental Commitment Fee” has the meaning provided in Section 2.10(a)(ii).

“Incremental Revolving Credit Borrowing” means a borrowing consisting of Incremental Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Incremental Revolving Credit Lenders pursuant to Section 2.01(c).

“Incremental Revolving Credit Commitment” means, as to each Incremental Revolving Credit Lender, its obligation to make Incremental Revolving Credit Loans to the Borrower pursuant to Section 2.01(c) or Section 2.03, as applicable, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01(c) under the caption “Incremental Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Incremental Revolving Credit Commitments of all Incremental Revolving Credit Lenders shall be $55,000,000 on the First Amendment Effective Date (Part II), as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

“Incremental Revolving Credit Exposure” means, as to each Incremental Revolving Credit Lender at any time, the outstanding principal amount of all Incremental Revolving Credit Loans held by such Incremental Revolving Credit Lender (or its Applicable Lending Office).

“Incremental Revolving Credit Facility” has the meaning specified in the preliminary statements to this Agreement.

“Incremental Revolving Credit Lender” means, at any time, any Lender that has an Incremental Revolving Credit Commitment or that holds Incremental Revolving Credit Loans at such time.

“Incremental Revolving Credit Loan” has the meaning specified in Section 2.01(c).

“Incremental Revolving Credit Note” means a promissory note of the Borrower payable to any Incremental Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-2(b) hereto, evidencing the aggregate Indebtedness of the Borrower to such Incremental Revolving Credit Lender resulting from the Incremental Revolving Credit Loans made by such Incremental Revolving Credit Lender.

“Initial BA Instruments” means, collectively, Banker’s Acceptances, Drafts and BA Equivalent Notes, and, in the singular, any one of them, in each case issued under the Initial Revolving Credit Facility and designated as such pursuant to Section 2.03(c)(iv).

“Initial Commitment Fee” has the meaning provided in Section 2.10(a)(i).

“Initial Revolving Credit Borrowing” means a borrowing consisting of Initial Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Initial Revolving Credit Lenders pursuant to Section 2.01(b).

“Initial Revolving Credit Commitment” means, as to each Initial Revolving Credit Lender, its obligation to (a) make Initial Revolving Credit Loans to the Borrower pursuant to Section 2.01(b) or Section 2.03, as applicable, (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01(b) under the caption “Initial Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Initial Revolving Credit Commitments of all Initial Revolving Credit Lenders shall be $45,000,000 on the Closing Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

“Initial Revolving Credit Exposure” means, as to each Initial Revolving Credit Lender at any time, the sum of (a) the outstanding principal amount of all Initial Revolving Credit Loans held by such Initial Revolving Credit Lender (or its Applicable Lending Office), (b) such Initial Revolving Credit Lender’s Pro Rata Share of the L/C Obligations and (c) such Initial Revolving Credit Lender’s Pro Rata Share of the Swing Line Obligations.

“Initial Revolving Credit Facility” has the meaning specified in the preliminary statements to this Agreement.

“Initial Revolving Credit Lender” means, at any time, any Lender that has an Initial Revolving Credit Commitment or that holds Initial Revolving Credit Loans at such time.

“Initial Revolving Credit Loan” has the meaning specified in Section 2.01(b).

“Initial Revolving Credit Note” means a promissory note of the Borrower payable to any Initial Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-2(a) hereto, evidencing the aggregate Indebtedness of the Borrower to such Initial Revolving Credit Lender resulting from the Initial Revolving Credit Loans made by such Initial Revolving Credit Lender.

23. Section 2.01 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety, and by inserting in lieu thereof the following new clauses (b) and (c):

“(b) The Initial Revolving Credit Borrowings. Subject to the terms and conditions set forth herein each Initial Revolving Credit Lender severally agrees to make (or cause its Applicable Lending Office to make) loans denominated in Dollars and/or Canadian Dollars to the Borrower as elected by the Borrower pursuant to this Article II (each such loan, an “Initial Revolving Credit Loan”) from time to time, on any Business Day after the Closing Date until the Maturity Date with respect to the Initial Revolving Credit Facility (provided that each Initial Revolving Credit Lender agrees to make the Initial Revolving Borrowing, at the request of the Borrower, on the Closing Date), in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Initial Revolving Credit Commitment; provided that after giving effect to any such Initial Revolving Credit Borrowing, the aggregate Outstanding Amount of the Initial Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Initial Revolving Credit Commitment; provided further that, except as permitted by Section 10.07(b), any Lender making Initial Revolving Credit Loans pursuant to this Section 2.01(b), other than Lloyds TSB Bank plc, shall be a Qualifying Canadian Lender. Within the limits of each Lender’s Initial Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.06, and reborrow under this Section 2.01(b). Initial Revolving Credit Loans may be Base Rate Loans or Canadian Prime Rate Loans.

(c) The Incremental Revolving Credit Borrowings. Subject to the terms and conditions set forth herein each Incremental Revolving Credit Lender severally agrees to make (or cause its Applicable Lending Office to make) loans denominated in Dollars and/or Canadian Dollars to the Borrower as elected by the Borrower pursuant to this Article II (each such loan, an “Incremental Revolving Credit Loan”) from time to time, on any Business Day after the First Amendment Effective Date (Part II) until the Maturity Date with respect to the Incremental Revolving Credit Facility, in an aggregate Outstanding Amount not to exceed at any time the amount of such Lender’s Incremental Revolving Credit Commitment; provided that, except as permitted by Section 10.07(b), any Lender making Incremental Revolving Credit Loans pursuant to this Section 2.01(c), shall be a Qualifying Canadian Lender. Within the limits of each Lender’s Incremental Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(c), prepay under Section 2.06, and reborrow under this Section 2.01(c). Incremental Revolving Credit Loans may be Base Rate Loans or Canadian Prime Rate Loans.”

24. Section 2.02(a) of the Credit Agreement is hereby amended by deleting the phrase “whether the Borrower is requesting a Term Borrowing, a Revolving Credit Borrowing,” appearing in clause (i) of the third sentence thereof, and inserting in lieu thereof the phrase “whether the Borrower is requesting a Term Borrowing, an Initial Revolving Credit Borrowing, an Incremental Revolving Credit Borrowing,”.

25. Section 2.03(c)(iv) of the Credit Agreement is hereby amended by inserting at the end thereof the following two new sentences:

“Banker’s Acceptances, Drafts and BA Equivalent Notes shall be issued either under the Initial Revolving Credit Facility (and purchased by the Initial Revolving Credit Lenders) or the Incremental Revolving Credit Facility (and purchased by the Incremental Revolving Credit Lenders), in each case as set forth in the applicable Drawing Notice. Each BA Instrument outstanding on the First Amendment Effective Date (Part II) shall be deemed to be an Initial BA Instrument.”

26. Section 2.03(e) of the Credit Agreement is hereby amended by inserting therein, immediately following the phrase “elect to have all or a portion of the Face Amount of the BA Instrument converted to a Canadian Prime Rate Loan” appearing in clause (i)(B) thereof, the phrase “of the same Class as such BA Instrument”.

27. Section 2.03(e) of the Credit Agreement is hereby further amended by inserting therein, immediately following the phrase “shall be converted to a Canadian Prime Rate Loan” appearing in clause (ii) thereof, the phrase “of the same Class as such BA Instrument”.

28. Section 2.03(f) of the Credit Agreement is hereby amended by inserting therein, immediately following the phrase “shall be deemed to be a Committed Loan Notice requesting a Canadian Prime Rate Loan” appearing in clause (i) thereof, the phrase “of the same Class as that contemplated by such Drawing Notice”.

29. Sections 2.04 and 2.05 of the Credit Agreement are hereby amended by deleting all references to “Revolving Credit Commitment”, “Revolving Credit Exposure”, “Revolving Credit Lender”, “Revolving Credit Loan” and “Revolving Credit Note” and inserting in lieu thereof “Initial Revolving Credit Commitment”, “Initial Revolving Credit Exposure”, “Initial Revolving Credit Lender”, “Initial Revolving Credit Loan” and “Initial Revolving Credit Note”, respectively.

30. Section 2.06(b)(v) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(v) If for any reason (including without limitation by reason of a fluctuation of currency exchange rates) the aggregate Initial Revolving Credit Exposures at any time exceeds an amount equal to 105% of the aggregate Initial Revolving Credit Commitments then in effect, the Borrower shall promptly prepay or cause to be promptly prepaid Initial Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to the amount by which the aggregate Initial Revolving Credit Exposures exceeds such Initial Revolving Credit Commitments at such time; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.06(b)(v) unless after the prepayment in full of the Initial Revolving Credit Loans and Swing Line Loans such aggregate Outstanding Amount exceeds the aggregate Initial Revolving Credit Commitments then in effect. If for any reason (including without limitation by reason of a fluctuation of currency exchange rates) the aggregate Incremental Revolving Credit Exposures at any time exceeds an amount equal to 105% of the aggregate Incremental Revolving Credit Commitments then in effect, the Borrower shall promptly prepay or cause to be promptly prepaid Incremental Revolving Credit Loans in an aggregate amount equal to the amount by which the aggregate Incremental Revolving Credit Exposures exceeds such Incremental Revolving Credit Commitments at such time.”

31. Section 2.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Section 2.10 Fees. In addition to certain fees described in Sections 2.04(g) and (h):

(a) Initial Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Initial Revolving Credit Lender in accordance with its Pro Rata Share, a commitment fee (the “Initial Commitment Fee”) equal to the Applicable Rate with respect to Initial Commitment Fees times the actual daily amount by which the aggregate Initial Revolving Credit Commitment exceeds the sum of (A) the Outstanding Amount of Initial Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations; provided that any Initial Commitment Fee accrued with respect to any of the Initial Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such Initial Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no Initial Commitment Fee shall accrue on any of the Initial Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The Initial Commitment Fees shall accrue at all times from the Closing Date until the Maturity Date for the Initial Revolving Credit Facility, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date for the Initial Revolving Credit Facility. The Initial Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b) Incremental Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Incremental Revolving Credit Lender in accordance with its Pro Rata Share, a commitment fee (the “Incremental Commitment Fee”) equal to the Applicable Rate with respect to Incremental Commitment Fees times the actual daily amount by which the aggregate Incremental Revolving Credit Commitment exceeds the Outstanding Amount of Incremental Revolving Credit Loans; provided that any Incremental Commitment Fee accrued with respect to any of the Incremental Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such Incremental Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no Incremental Commitment Fee shall accrue on any of the Incremental Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The Incremental Commitment Fees shall accrue at all times from the First Amendment Effective Date (Part II) until the Maturity Date for the Incremental Revolving Credit Facility, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the First Amendment Effective Date (Part II), and on the Maturity Date for the Incremental Revolving Credit Facility. The Incremental Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(c) Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent).”

32. Section 9.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Section 9.14 RC Agent as Administrative Agent. Notwithstanding any other provision of this Agreement and save where specifically provided for herein, the parties hereto acknowledge and agree that (i) RBC shall act as the Administrative Agent for the Initial Revolving Credit Lenders with respect to the Initial Revolving Credit Commitment and Initial Revolving Credit Loans and DB Canada shall act as the Administrative Agent for the Incremental Revolving Credit Lenders with respect to the Incremental Revolving Credit Commitment and Incremental Revolving Credit Loans, in each case under and pursuant to Articles II and III (and associated definitions in Article I) and references to “the Administrative Agent” therein shall be construed as references to “the respective RC Agent”, and (ii) the provisions of Articles IX and X (and associated definitions in Article I) shall apply to each RC Agent mutatis mutandis. Notwithstanding the foregoing, any determination to be made by the Administrative Agent under any provision of this Agreement (other than those specified in the preceding sentence to the extent applicable to RBC as an RC Agent as determined by DB Canada) or any other Loan Document shall be made by DB Canada.”

33. Section 10.07(b)(i)(D) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(D) in the case of any assignment of (1) any of the Initial Revolving Credit Facility, the Swing Line Lender and RBC (or its successor), in its capacity as RC Agent for the Initial Revolving Credit Facility and (2) any of the Incremental Revolving Credit Facility, DB Canada (or its successor), in its capacity as RC Agent for the Incremental Revolving Credit Facility”

34. Schedule 2.01(b) to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 2.01(b) attached hereto.

35. The Credit Agreement is hereby further amended by adding thereto a new Schedule 2.01(c) in the form attached hereto.

36. Exhibit A-1 (Form of Committed Loan Notice), Exhibit A-2 (Form of Drawing Notice) and Exhibit E (Form of Assignment and Assumption) to the Credit Agreement are hereby amended and restated to read in their entirety as set forth on Exhibits A-1, A-2, B and E attached hereto, respectively.

37. Exhibit C-2 (Form of Revolving Credit Note) to the Credit Agreement is hereby deleted in its entirety, and inserted in lieu thereof are new Exhibits C-2(a) (Form of Initial Revolving Credit Note) and C-2(b) (Form of Incremental Revolving Credit Note) in the form attached hereto.

III.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the First Amendment Effective Date (Part I) (as defined below) and the First Amendment Effective Date (Part II) (as defined below), in each case after giving effect to this First Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date (Part I) and the First Amendment Effective Date (Part II) after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (Part I) and the First Amendment Effective Date (Part II) (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. Each Loan Party acknowledges the effectiveness and continuing validity of each Loan Document to which it is a party and its liability for the Obligations pursuant to the terms of each such Loan Document, in each case after giving effect to this First Amendment. Each Loan Party hereby ratifies and reaffirms all of (i) its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party (after giving effect hereto) and (ii) its grant of security interests and liens under and with respect to such Loan Documents to which it is a party and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

3. The execution of this First Amendment shall not serve to effect a novation of the Obligations.

4. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

5. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

6. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7. The amendments set forth in Section I of this First Amendment shall become effective as of January 1, 2010 on the date (the “First Amendment Effective Date (Part I)”) when each of the following conditions shall have been satisfied:

(a) each of the Borrower, Holdings and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the notice address provided in Schedule 10.02 to the Credit Agreement; and

(b) the Borrower shall have paid to the Administrative Agent for the account of each Lender which executes this First Amendment on or prior to 5:00pm, New York City time, on May 11, 2010 (or such later date as the Administrative Agent and the Borrower shall agree and notify the Lenders), a fee equal to 0.05% of the sum of (x) such Lender’s outstanding Term Loans as of the First Amendment Effective Date (Part I) and (y) such Lender’s Revolving Credit Commitment on the First Amendment Effective Date (Part I) immediately prior to the effectiveness of this First Amendment.

8. The amendments set forth in Section II of this First Amendment shall become effective on the date (the “First Amendment Effective Date (Part II)”) when each of the following conditions shall have been satisfied:

(a) the First Amendment Effective Date (Part I) shall have occurred;

(b) each Incremental Revolving Credit Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the notice address provided in Schedule 10.02 to the Credit Agreement;

(c) the Administrative Agent shall have received from the Borrower certified copies of resolutions of the Board of Directors or statements of unanimous written consent in lieu thereof of such Person with respect to the matters set forth in this First Amendment and the transactions contemplated herein and such resolutions shall be in form and substance reasonably satisfactory to the Administrative Agent;

(d) the Administrative Agent shall have received from each of (i) Kirkland & Ellis LLP, New York counsel to the Borrower and (ii) Burnet, Duckworth & Palmer LLP, Canadian counsel to the Borrower, an opinion addressed to the Administrative Agent and each of the Lenders and dated the First Amendment Effective Date (Part II) in form and substance reasonably satisfactory to the Administrative Agent, and covering such matters incident to this First Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request;

(e) the Borrower shall have paid to the Administrative Agent for the account of each Incremental Revolving Credit Lender, a fee equal to 1.00% of its initial Incremental Revolving Credit Commitment as of the First Amendment Effective Date (Part II); and

(f) a Qualifying IPO shall have been consummated yielding gross proceeds (including both primary and secondary sales) of at least $500,000,000.

9. From and after the First Amendment Effective Date (Part I), all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and otherwise modified pursuant to Section I hereof.

10. From and after the First Amendment Effective Date (Part II), all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and otherwise modified pursuant to Part I and Part II hereof.

*         *         *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

SMART TECHNOLOGIES ULC, as Borrower

By:	/s/ G. A. (Drew) Fitch
	Name:	G. A. (Drew) Fitch
	Title:	VP, Finance & CFO

By:	/s/ Kelly Schmitt
	Name:	Kelly Schmitt
	Title:	Treasurer

SMART TECHNOLOGIES INC. (f/k/a SMART TECHNOLOGIES (HOLDINGS) INC.), as Holdings

By:	/s/ G. A. (Drew) Fitch
	Name:	G. A. (Drew) Fitch
	Title:	VP, Finance & CFO

By:	/s/ Kelly Schmitt
	Name:	Kelly Schmitt
	Title:	Treasurer

Acknowledged and Agreed:

SMART TECHNOLOGIES CORPORATION, as a Guarantor

By:	/s/ G. A. (Drew) Fitch
	Name:	G. A. (Drew) Fitch
	Title:	VP, Finance

By:	/s/ Kelly Schmitt
	Name:	Kelly Schmitt
	Title:	Treasurer

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

DEUTSCHE BANK AG, CANADA BRANCH,
as Administrative Agent, Collateral Agent, L/C Issuer, an RC Agent and as a Lender

By:	/s/ Eitan Sziak
	Name:	Eitan Sziak
	Title:	Vice President

By:	/s/ Marcellus Leung
	Name:	Marcellus Leung
	Title:	Assistant Vice President

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

LLOYDS TSB BANK PLC as a Lender

By:	/s/ Brendan Brien
Name: Brendan Brien
Title: Director, Acquisition Finance

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as an RC Agent, L/C Issuer, Swingline Lender and as a Lender

By:	/s/ Mark S. Gronich
Name: Mark S. Gronich
Title: Authorized Signatory

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as an RC Agent

By:	/s/ Susan Khokher
Name: Susan Khokher
Title: Manager, Agency

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ACOFI Loan Funding LLC
as a Lender

By:	/s/ Emily Chong
Name: Emily Chong
Title: Authorized Signatory

By:
Name:
Title:

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT

TO FIRST LIEN CREDIT AGREEMENT, DATED

AS OF THE DATE FIRST WRITTEN ABOVE,

AMONG SMART TECHNOLOGIES ULC, SMART

TECHNOLOGIES INC., VARIOUS LENDERS AND

DEUTSCHE BANK AG, CANADA BRANCH, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ARES VR CLO LTD.		ARES VIR CLO LTD.

BY: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER		BY: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER		BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER		BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella	By:	/s/ Americo Cascella
Name:	Americo Cascella	Name:	Americo Cascella
Title:	Authorized Signatory	Title:	Authorized Signatory

ARES VIII CLO LTD.		ARES IX CLO LTD.

BY: ARES CLO MANAGEMENT VIII, L.P., ITS INVESTMENT MANAGER		BY: ARES CLO MANAGEMENT IX, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VIII, LLC, ITS GENERAL PARTNER		BY: ARES CLO GP IX, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER		BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella	By:	/s/ Americo Cascella
Name:	Americo Cascella	Name:	Americo Cascella
Title:	Authorized Signatory	Title:	Authorized Signatory

ARES XI CLO LTD.		ARES XII CLO LTD.

By: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER		BY: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER		BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER		BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella	By:	/s/ Americo Cascella
Name:	Americo Cascella	Name:	Americo Cascella
Title:	Authorized Signatory	Title:	Authorized Signatory

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

CONFLUENT 2 LIMITED		ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY: ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER		BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY: ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL PARTNER		BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, AS MANAGER		BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella	By:	/s/ Americo Cascella
Name:	Americo Cascella	Name:	Americo Cascella
Title:	Authorized Signatory	Title:	Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.		ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER		BY: ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER		BY: ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER		BY: ARES MANAGEMENT, LLC, ITS MANAGER

By:	/s/ Americo Cascella	By:	/s/ Americo Cascella
Name:	Americo Cascella	Name:	Americo Cascella
Title:	Authorized Signatory	Title:	Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.		GLOBAL LOAN OPPORTUNITY FUNDS

BY: ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER		BY: ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER		By:	/s/ Americo Cascella
Name: Americo Cascella Title: Authorized Signatory
By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Authorized Signatory

ARES INSTITUTIONAL LOAN FUNDS

BY: ARES MANAGEMENT LIMITED, ITS INVESTMENT ADVISOR

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Authorized Signatory

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Deutsche Bank AG New York Branch By: DB Services New Jersey Inc.
as a Lender

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: Vice President

By:	/s/ Peter Schoepe
Name: Peter Schoepe
Title: Assistant Vice President

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Genesis CLO 2007-1 Ltd. By: Ore Hill Partners LLC Its: Collateral Manager
as a Lender

By:	/s/ Claude A. Baum, Esq.
Name: Claude A. Baum, Esq.
Title: General Counsel, Ore Hill Partners LLC

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GoldenTree Credit Opportunities Financing I, Limited By: GoldenTree Asset Management, LP
as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GoldenTree Loan Opportunities III, Limited By: GoldenTree Asset Management, LP
as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GoldenTree Loan Opportunities IV, Limited By: GoldenTree Asset Management, LP
as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GoldenTree Loan Opportunities V, Limited By: GoldenTree Asset Management, LP
as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Leverage Source III S.a.r.l.
as a Lender

By:	/s/ Kristopher Lacy
Name: Kristopher Lacy
Title: Authorized Signatory

By:
Name:
Title:

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Leverage Source V, SARL
as a Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Class A Manager

By:	/s/ A. Kamarowsky
Name: A. Kamarowsky
Title: Class B Manager

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NIM GT 2008-1 LLC
as a Lender

By:	/s/ James D. Jong
Name: James D. Jong
Title: Authorized Signor

By:
Name:
Title:

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of America, N.A. (Canada Branch)
as a Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

By:
Name:
Title:

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG SMART TECHNOLOGIES ULC, SMART TECHNOLOGIES INC., VARIOUS LENDERS AND DEUTSCHE BANK AG, CANADA BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Credit Suisse AG, Toronto Branch
as a Lender

By:	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

By:	/s/ Steve W. Fuh
Name: Steve W. Fuh
Title: Vice - President

[FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A. as a Lender

By:	/s/ Sherrese Clark
Name: Sherrese Clark
Title: Authorized Signatory

Schedule 2.01(b)

Initial Revolving Credit Commitments

Initial Revolving Credit Lender	Initial Revolving Credit Commitment
DEUTSCHE BANK AG, CANADA BRANCH	$22,500,000
LLOYDS TSB BANK PLC	$13,500,000
ROYAL BANK OF CANADA	$9,000,000

Total	$45,000,000

Schedule 2.01(c)

Incremental Revolving Credit Commitments

Incremental Revolving Credit Lender[1]	Incremental Revolving Credit Commitment
DEUTSCHE BANK AG, CANADA BRANCH	$20,000,000
MORGAN STANLEY BANK, N.A.	$21,000,000
BANK OF AMERICA, N.A. (CANADA BRANCH)	$7,000,000
CREDIT SUISSE AG, TORONTO BRANCH	$7,000,000

Total	$55,000,000

[1]	Lenders to confirm name of lending entity and that lending entity is a “Qualifying Canadian Lender”.